                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                     (X)
Filed by a Party other than the Registrant  ( )

Check the appropriate box:

(X)     Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( )     Definitive Proxy Statement
( )     Definitive Additional Materials
( )     Soliciting Material Pursuant to Rule 14a-12

                               THE MAINSTAY FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)     No fee required.
        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)   Title of each class of securities to which transaction applies: N/A

        2)   Aggregate number of securities to which transaction applies: N/A

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

        4)   Proposed maximum aggregate value of transaction: N/A

        5)   Total fee paid: N/A

( )     Fee paid with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid: N/A

        2)   Form, Schedule or Registration Statement No.: N/A

        3)   Filing Party: N/A

        4)   Date Filed: N/A

                               THE MAINSTAY FUNDS

                         SPECIAL MEETING OF SHAREHOLDERS
                      OF THE MAINSTAY SMALL CAP VALUE FUND
                            TO BE HELD JUNE 16, 2004

April __, 2004

To Our Shareholders:

Please take note that the SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") of the MAINSTAY SMALL CAP VALUE FUND ("Fund"), a series of The MainStay Funds ("Trust"), will be held on June 16, 2004, beginning at 11:00 a.m. eastern time, at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The Trust, a Massachusetts business trust, currently consists of 23 series. THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT RELATE SOLELY TO THE MAINSTAY SMALL CAP VALUE FUND, as specified in the Proxy Statement.

At the Special Meeting, and as described in the Proxy Statement accompanying this letter, shareholders of the Fund will be asked to approve a new Sub-Advisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC with respect to the Fund.

After careful consideration, the Board of Trustees of the Trust has approved the above-referenced proposal and recommends that shareholders vote "FOR" the proposal.

Your vote is very important to us regardless of the number of shares of the Fund you own. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on June 16, 2004. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Trust by calling toll-free 1-800-MAINSTAY (1-800-624-6782). We will get you the answers that you need promptly.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                     Sincerely,

                                                     Stephen C. Roussin
                                                     President

Encl.

                               THE MAINSTAY FUNDS

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      OF THE MAINSTAY SMALL CAP VALUE FUND
                            TO BE HELD JUNE 16, 2004

To the Shareholders of the MainStay Small Cap Value Fund:

On behalf of the Board of Trustees ("Board" or "Trustees") of The MainStay Funds ("Trust"), I cordially invite you to attend a SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") of the MAINSTAY SMALL CAP VALUE FUND ("Fund"). The Special Meeting will be held on June 16, 2004, at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, beginning at 11:00 a.m. eastern time.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders will be asked to consider and approve the following proposal:

         To approve a new Sub-Advisory Agreement between New York Life
         Investment
         Management LLC and MacKay Shields LLC ("MacKay Shields") to appoint MacKay Shields as the new sub-adviser to the Fund.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the proposal above. You may vote at the Special Meeting if you are the record owner of shares of the Fund as of the close of business on April 23, 2004 ("Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Trust for additional information by calling toll-free 1-800-MAINSTAY (1-800-624-6782).

By order of the Board of Trustees,

Michael Hession
Assistant Secretary
April  __, 2004

                                IMPORTANT NOTICE:
         PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR
       VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU
                CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER
              SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

                               THE MAINSTAY FUNDS
                          MAINSTAY SMALL CAP VALUE FUND

                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                      OF THE MAINSTAY SMALL CAP VALUE FUND
                            TO BE HELD JUNE 16, 2004

INTRODUCTION

This Proxy Statement is being furnished to shareholders of the MainStay Small Cap Value Fund ("Fund"), a series of The MainStay Funds ("Trust"), in connection with the solicitation of proxies relating solely to the Fund, by the Board of Trustees of the Trust ("Board" or "Trustees"), for a special meeting of shareholders of the Fund ("Special Meeting") to be held at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on June 16, 2004, beginning at 11:00 a.m. eastern time. THE BOARD IS SOLICITING PROXIES FROM SHAREHOLDERS WITH RESPECT TO THE PROPOSAL SET FORTH IN THE ACCOMPANYING NOTICE ("PROPOSAL").

Only shareholders of record who owned shares of any class of the Fund at the close of business on April 23, 2004 ("Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of the Fund that you own entitles you to one (1) vote with respect to the Proposal or any other proposal on which the Fund's shareholders are entitled to vote (a fractional share has a fractional vote).

The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about May 3, 2004 to all shareholders of record of the Fund.

It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposal.

                                    PROPOSAL

               APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN
                   NEW YORK LIFE INVESTMENT MANAGEMENT LLC AND
                               MACKAY SHIELDS LLC

At a Board meeting held on March 8, 2004, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, New York Life Investment Management LLC, the Fund's Manager ("NYLIM" or "Manager"), or MacKay Shields LLC ("MacKay Shields"), as defined in the Investment Company Act of 1940, as amended ("1940 Act") (the "Independent Trustees"), approved, on behalf of the Fund, the proposed new Sub-Advisory Agreement between NYLIM and MacKay Shields ("New Sub-Advisory Agreement"), pursuant to which MacKay Shields will manage the assets of the Fund.

NYLIM and MacKay Shields are affiliated investment advisers and direct subsidiaries of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIM Holdings is a direct subsidiary of New York Life Insurance Company ("New York Life"). MacKay Shields serves as sub-adviser to 31 series of registered investment companies for which NYLIM serves as investment adviser.

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NEW SUB-ADVISORY AGREEMENT, WHICH PROVIDES THAT MACKAY SHIELDS WILL SERVE AS THE NEW SUB-ADVISER TO THE FUND AND WILL MANAGE THE FUND'S ASSETS. As discussed in greater detail below, NYLIM has proposed that MacKay Shields serve as sub-adviser to the Fund based, among other things, on the nature, quality and extent of the services MacKay Shields will provide to the Fund. The Board believes it is in the best interests of the Fund and its shareholders to retain MacKay Shields' services.

WHY IS A NEW SUB-ADVISORY AGREEMENT NECESSARY?

Dalton, Greiner, Hartman, Maher & Co. ("Dalton, Greiner") has served as the sub-adviser to the Fund since May 31, 1998, most recently pursuant to an Amended and Restated Sub-Advisory Agreement between NYLIM, on behalf of the Fund, and Dalton, Greiner, dated August 1, 2002 ("Former Sub-Advisory Agreement"). At a meeting held on September 10, 2003, the Board was informed that Boston Private Financial Holdings, Inc. would acquire a controlling interest in Dalton, Greiner, resulting in a change of control of Dalton, Greiner (the "Change of Control Transaction") and, pursuant to Section 15(a)(4) of the 1940 Act, the automatic termination of the Former Sub-Advisory Agreement. The Change of Control Transaction closed on February 6, 2004 ("Termination Date"). In order for Dalton, Greiner to continue to provide uninterrupted sub-advisory services to the Fund while shareholder approval of a new sub-advisory agreement was sought, the Board approved an Interim Sub-Advisory Agreement pursuant to Rule 15a-4 under the 1940 Act, which became effective on the Termination Date ("Interim Sub-Advisory Agreement"). Rule 15a-4 permitted Dalton, Greiner to continue to provide sub-advisory services to the Fund under the Interim Sub-Advisory Agreement, for a maximum of 150 days, without shareholder approval, subject to certain conditions, including the following:

         - Dalton, Greiner's compensation during the interim period is no greater than the compensation that it would have received under the Former Sub-Advisory Agreement;

         - the Board, including the Independent Trustees, approved the Interim Sub-Advisory Agreement;

         - the Board, including the Independent Trustees, determined that the scope and quality of services to be provided to the Fund under the Interim Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Former Sub-Advisory Agreement; and

         - The material terms of the Interim Sub-Advisory Agreement are the same as those of the Former Sub-Advisory Agreement, except for the effective and termination dates.

During the term of the Interim Sub-Advisory Agreement, for the services provided, NYLIM has agreed to pay to Dalton, Greiner a fee, payable monthly, based on the average daily net assets of the Fund as follows: 0.50% on assets up to $250 million; 0.45% on assets from $250 million to $500 million; and 0.40% on assets in excess of $500 million. NYLIM will bear the sole responsibility for the payment of the sub-advisory fee to Dalton, Greiner. Such compensation earned shall be maintained in an interest-bearing escrow account with the Trust's custodian or a bank until the termination of the Interim Sub-Advisory Agreement, at which time Dalton, Greiner will be paid from the escrow account the lesser of: (i) any costs incurred in performing its duties under the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or
(ii) the total amount in the escrow account (plus interest earned). For the ten-month fiscal period ended October 31, 2003, Dalton, Greiner received $409,362 for its services to the Fund pursuant to the Former Sub-Advisory Agreement.

At a meeting on March 8, 2004, the Board approved the termination of the Interim Sub-Advisory Agreement, effective upon at least ten (10) days' written notice to Dalton, Greiner, but in no event before a majority of the Fund's outstanding voting securities have approved the New Sub-Advisory Agreement. In approving the termination of the Interim Sub-Advisory Agreement, the Board considered, among other factors: (i) the impact of the Change of Control Transaction on the continuity of Dalton, Greiner's management team; and (ii) Dalton, Greiner's limited capacity to manage the Fund as its assets grew, which has resulted in the Fund being closed to new investors since December 2001.

If approved by shareholders at the Special Meeting, the New Sub-Advisory Agreement will become effective on June 25, 2004 and will replace the Interim Sub-Advisory Agreement. If the Proposal is not approved by shareholders, the Interim Sub-Advisory Agreement will terminate on July 5, 2004, and NYLIM will manage the Fund until the Trustees consider such further action as they may determine to be in the best interests of the Fund's shareholders.

WHAT DID THE BOARD CONSIDER IN APPROVING THE NEW SUB-ADVISORY AGREEMENT?

At the March 8, 2004 Board meeting, the Board was asked to consider whether to approve the New Sub-Advisory Agreement, providing that MacKay Shields will replace Dalton, Greiner as the Fund's sub-adviser. In evaluating and approving the New Sub-Advisory Agreement, the Board, including the Independent Trustees, and in consultation with counsel to the Trust and counsel to the Independent Trustees, requested and evaluated information provided by NYLIM and MacKay Shields which, in the Board's opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the New Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders. The Board also requested and received information regarding other potential sub-advisers.

In reaching its decision to approve the New Sub-Advisory Agreement, the Board considered the nature, quality and extent of the services to be provided by MacKay Shields, including, among other factors, the following:

         - the nature, quality and extent of services to be provided by MacKay Shields in relation to the fees it will receive under the New Sub-Advisory Agreement;

         - the strength of the MacKay Shields organization, including its personnel, technical resources, operations, financial condition;

         - MacKay Shields' investment management capabilities, methodologies and performance; and

         - MacKay Shields' adherence, without material changes, to the Fund's existing investment strategies, policies and risks, as set forth in the Fund's current Prospectus and Statement of Additional Information.

The Trustees also considered: (i) MacKay Shields' ability to reopen the Fund to new investors and to manage the Fund as its assets grew; (ii) NYLIM's agreement to contractually reduce the Fund's overall management fee from 1.00% to 0.85% of the Fund's average daily net assets, due to the anticipated realization of economies of scale and other expected operational efficiencies; and (iii) NYLIM's agreement to further voluntarily waive a portion of the Fund's management fee to 0.60% of the Fund's average daily net assets for a period of two years following the effective date of the New Sub-Advisory Agreement.

In approving the New Sub-Advisory Agreement, the Trustees considered all of these factors. The Trustees also considered the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, and the projected costs to NYLIM and MacKay Shields of providing services to the Fund. In addition, the Trustees considered the brokerage services to be received by the Fund and benefits to MacKay Shields and NYLIM from the use of "soft dollar" commissions to pay for research and other similar services. If the Proposal is approved, overall operating expenses of the Fund are not expected to increase.

WHAT ARE THE TERMS OF THE PROPOSED NEW SUB-ADVISORY AGREEMENT?

The material terms of the New Sub-Advisory Agreement are identical to those of the Interim Sub-Advisory Agreement, except for: (i) the effective and termination dates; and (ii) the identity of the Fund's sub-adviser. The form of the New Sub-Advisory Agreement is included as Exhibit A to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit A.

There will be no change in the Fund's investment objective or policies or in the duties of NYLIM as a result of approval of the New Sub-Advisory Agreement. Pursuant to the New Sub-Advisory Agreement, MacKay Shields will serve as the Sub-Adviser to the Fund and will manage the Fund, select its investments and place all orders for purchases and sales of securities, subject to the general supervision of the Board and NYLIM and in accordance with the Fund's investment objectives, policies and restrictions. More specifically, MacKay Shields will, among other things:

         - provide a continuous investment program for the Fund, subject to the supervision of the Board and NYLIM, and in accordance with the Fund's investment objectives, policies, and restrictions;

         - provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest;

         - maintain all books and records with respect to the Fund's securities transactions required to be maintained by it under the 1940 Act and the rules thereunder;

         - deliver to NYLIM and the Trustees such periodic and special reports as NYLIM or the Trustees may reasonably request;

         - monitor, on a daily basis, the determination by the portfolio accounting agent for the Trust of the valuation of portfolio securities; and

         - provide the Fund's custodian, on each business day, with information relating to the execution of all portfolio transactions pursuant to standing instructions.

In consideration for its services, MacKay Shields will be entitled to receive an annual fee based on the average daily net assets of the Fund as follows: ______ on assets up to $250 million; 0.45% on assets from $250 million to $500 million. NYLIM will bear the sole responsibility for the payment of the sub-advisory fee to MacKay Shields.

If approved by shareholders, the New Sub-Advisory Agreement will become effective on or about June 25, 2004 and, unless sooner terminated, will continue for an initial term ending in two years. Thereafter, the New Sub-Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by the vote of a majority of the outstanding shares of the Fund, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The New Sub-Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act, or the assignment or termination of the Management Agreement, which is discussed below.

The New Sub-Advisory Agreement provides that MacKay Shields will not be liable to NYLIM, the Trust or any shareholder of the Fund for any act or omission in the course of, or connected with, its services under the New Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from willful misfeasance, bad faith, or gross negligence, by MacKay Shields in the performance of its duties under the New Sub-Advisory Agreement, or reckless disregard of its obligations or duties under the New Sub-Advisory Agreement.

                          CURRENT MANAGEMENT AGREEMENT

Pursuant to an Amended and Restated Management Agreement, dated as of August 1, 2002, between the Trust and NYLIM ("Management Agreement"), NYLIM serves as the Fund's investment adviser. NYLIM and its predecessors have managed the Fund since its inception. NYLIM is located at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. NYLIM commenced operations in April 2000, and is an independently-managed, wholly-owned indirect subsidiary of New York Life. As of December 31, 2003, NYLIM managed over $179 billion in assets.

In conformity with the stated policies of the Fund and pursuant to the Management Agreement, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the Fund's portfolio, subject to the supervision of the Board. NYLIM provides offices, conducts clerical, recordkeeping, and bookkeeping services, and maintains most of the financial and accounting records required for the Fund.

The Management Agreement was last approved by shareholders on October 24, 1997 and was most recently renewed by the Board at a meeting held on June 10, 2003. It will continue in effect from year to year only if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Manager. The Management Agreement also terminates automatically in the event of an assignment (as defined in the 1940 Act).

Under the Management Agreement, NYLIM may make the day-to-day investment decisions for the Fund or delegate any or all of its duties and responsibilities to one or more sub-advisers, at its own expense. Regardless of whether it employs a sub-adviser, NYLIM continuously reviews, supervises and administers the Fund's investment program.

The Management Agreement provides that NYLIM shall not be liable to the Trust for any error of judgment by NYLIM or for any loss sustained by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from NYLIM's willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement. As consideration for its services, NYLIM receives an annual fee of 1.00% of the Fund's average daily net assets. For the ten month fiscal period ended October 31, 2003, the Fund paid a management fee to NYLIM equal to $783,999. As is noted above, however, following the approval of the New Sub-Advisory Agreement, NYLIM will contractually agree to reduce the Fund's management fee to 0.85% of the Fund's average daily net assets, and has voluntarily agreed to further reduce the

Fund's management fee to 0.60% of the Fund's average daily net assets for a period of two years following the effective date of the New Sub-Advisory Agreement.

NYLIM provides certain bookkeeping and pricing services for the Fund pursuant to an Amended and Restated Accounting Agreement dated August 1, 2002. For the ten month fiscal period ended October 31, 2003, the Fund paid to NYLIM $29,548 for services performed pursuant to this agreement. NYLIM also provides transfer agent services for the Fund pursuant to an Amended and Restated Transfer Agency and Services Agreement dated August 1, 2002. For the ten month fiscal period ended October 31, 2003, the Fund paid to NYLIM $377,677 for services performed pursuant to this agreement. If the Proposal is approved, NYLIM will continue to provide services to the Fund pursuant to the Management Agreement, the Amended and Restated Accounting Agreement, and the Amended and Restated Transfer Agency and Services Agreement.

                        INFORMATION ABOUT MACKAY SHIELDS

MacKay Shields, 9 West 57th Street, 33rd Floor, New York, New York 10019, is a direct wholly-owned subsidiary of NYLIM Holdings, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. NYLIM Holdings is a direct wholly-owned subsidiary of New York Life, 51 Madison Avenue, New York, NY 10019. MacKay Shields has specialized in money management for over 35 years and has been an independently-managed subsidiary of New York Life since 1984. As of December 31, 2003, MacKay Shields had approximately $38 billion in assets under management worldwide. The Board of Managers of MacKay Shields has four members: Ravi Akhoury, Mitchell E. Sproule, Seymour Sternberg, and Gary E. Wendlandt. The principal executive officer of MacKay Shields is Ravi Akhoury, Chairman, Chief Executive Officer and Manager.

Exhibit B to this Proxy Statement contains information about other series of registered investment companies advised by MacKay Shields that have investment objectives similar to the Fund. Exhibit B also lists other series of registered investment companies for which MacKay Shields serves as sub-adviser to NYLIM.

Gary E. Wendlandt, Chairman of the Board of Trustees of the Trust, is a member of the Board of Managers of MacKay Shields.

                 BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

In effecting purchases and sales of portfolio securities for the account of the Fund, MacKay Shields seeks the best execution of the Fund's orders. In the course of achieving best execution, MacKay Shields may place such orders with brokers or dealers that provide market, statistical and other research information to it. Subject to any policies and procedures adopted by the Board of Trustees, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), MacKay Shields may pay a broker or dealer for effecting a portfolio transaction an amount of commission in excess of the amount of commission another broker-dealer would have charged for effecting the transaction, if MacKay Shields determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction, or MacKay Shields' overall responsibilities with respect other clients for which MacKay Shields exercises investment discretion.

NYLIFE Securities Inc., an affiliate of NYLIM and MacKay Shields, may act as broker for the Funds. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life, the indirect parent of NYLIM and MacKay Shields. NYLIFE Securities is therefore an "Affiliated Broker" as that term is defined in Schedule 14A under the Exchange Act. There were no brokerage commissions paid by the Fund to the Affiliated Broker or any other affiliated broker for the most recently completed fiscal period.

                              BOARD RECOMMENDATION

            THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE
              "FOR" THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                               VOTING INFORMATION

VOTING OF PROXIES. If you attend the Special Meeting you may vote your shares in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.

Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by (i) delivering to the Trust written notice of the revocation, (ii) delivering to the Trust a proxy with a later date, or (iii) voting in person at the Special Meeting.

In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to the Proposal, such proxy will be voted FOR the Proposal.

QUORUM REQUIREMENTS. A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposal. For purposes of voting on the Proposal, a quorum will exist if Fund shareholders entitled to vote a majority of the shares outstanding of the Fund on the Record Date are present in person or by proxy at the Special Meeting. The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes in favor of the Proposal.

VOTES NECESSARY TO APPROVE THE PROPOSAL. Approval of the Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. A vote of the majority of the outstanding shares of the Fund, as defined in the 1940 Act, is the lesser of (i) 67% or more of the voting shares of the Fund present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present in person or by proxy at the Special Meeting, or (ii) more than 50% of the outstanding voting shares of the Fund. Under this provision, abstentions and broker non-votes have the same effect as votes against the Proposal.

As of the Record Date, there were ___ Class A shares, ___ Class B shares, and
___ Class C shares of the Fund that were issued and outstanding. All classes of the Fund will vote together.

ADJOURNMENTS. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve the Proposal have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies which have been voted in favor of the Proposal and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal.

PAYMENT OF SOLICITATION EXPENSES. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by NYLIM. Shareholders of the Fund will not incur any additional expenses as a result of this proxy solicitation. Proxies will be solicited via regular mail and also may be solicited via telephone by personnel of NYLIM, the Trust, their respective affiliates, or, in the Manager's discretion, a commercial firm retained for this purpose. If NYLIM engages parties to assist in the solicitation of proxies, it will do so at its own expense.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING. The Trust does not know of any matters to be presented at the Special Meeting other than that described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposals, it is the Trust's intention that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

FUTURE SHAREHOLDER PROPOSALS. A shareholder may request inclusion in the Trust's proxy statement for shareholder meetings certain proposals for action which the shareholder intends to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

                                OTHER INFORMATION

DISTRIBUTOR. Under an Amended and Restated Master Distribution Agreement with the Trust dated August 1, 2002, ("Distribution Agreement"), NYLIFE Distributors LLC, NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey, 07054 ("Distributor"), acts as underwriter for the continuous offering of the Fund's shares. The Distributor is a wholly-owned subsidiary of NYLIM, and is an affiliate of MacKay Shields. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. Under plans of distribution adopted by the Board pursuant to Rule 12b-1 under the 1940 Act, for the ten month fiscal period ended October 31, 2003, the Fund paid to the Distributor $76,305 for Class A shares, $440,744 for Class B shares, and $72,760 for Class C shares. If the Proposal is approved, the Distributor will continue to provide services to the Fund under the plans of distribution.

of Plan assets in the portfolios of the Trust.

INDEPENDENT AUDITORS. KPMG LLP ("KPMG"), 1601 Market Street, Philadelphia, PA 19103-2499, has been selected as independent auditors for the Trust. KPMG is responsible for auditing the annual financial statements of the Fund. Representatives of KPMG are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

SHAREHOLDER REPORTS. The Trust will furnish, without charge, to any shareholder, upon request, a printed version of the Fund's most recent annual report (and the most recent semi-annual report succeeding the annual report). Such requests may be directed to the Trust by contacting the Distributor of the Fund's shares by writing NYLIFE Distributors LLC, attn: The MainStay Funds (MainStay Small Cap Value Fund), NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-MAINSTAY (1-800-624-6782). The financial statements included in the Fund's most recent annual report (and the most recent semi-annual report succeeding the annual report) are incorporated by reference in this Proxy Statement.

BENEFICIAL SHARE OWNERSHIP OF TRUSTEES AND OFFICERS. As of the Record Date, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Fund.

BENEFICIAL SHARE OWNERSHIP OF SHAREHOLDERS. As of the Record Date, the shareholders identified below were known by the Fund to beneficially own 5% or more of the outstanding interest of a class of the Fund:

TITLE OF                     NAME AND ADDRESS                         AMOUNT AND NATURE OF           PERCENT OF
 CLASS                      OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP             CLASS
---------------------------------------------------------------------------------------------------------------
             Merrill Lynch Pierce Fenner & Smith - for the
             Sole Benefit of Its Customer
Class A      Attn: Fund Administration 97T98                                 _____                     _____`
             4800 Deer Lake Drive East 3RD FL
             Jacksonville, FL  32246-6486
---------------------------------------------------------------------------------------------------------------
             New York Life Trust Company
             Client Accounts
Class A      169 Lackawanna Ave.                                             _____                     _____
             Parsippany, NJ 07054-1007
---------------------------------------------------------------------------------------------------------------
             Merrill Lynch Pierce Fenner & Smith -
             for the Sole Benefit of Its Customer
Class C      Attn: Fund Administration 97T98                                 _____                     _____
             4800 Deer Lake Drive East 3RD FL
             Jacksonville, FL  32246-6486
---------------------------------------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

         2. JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

                    REGISTRATION                                                       VALID
                    ------------                                                       -----
CORPORATE ACCOUNTS
(1)       ABC Corp..........................................          ABC.Corp..John.Doe, Treasurer
(2)       ABC Corp..........................................          John.Doe
(3)       ABC Corp. c/o John Doe............................          John.Doe
(4)       ABC Corp. Profit Sharing Plan.....................          John.Doe

PARTNERSHIP ACCOUNTS
(1)       The XYZ Partnership...............................          Jane.B..Smith,.Partner
(2)       Smith and Jones, Limited Partnership..............          Jane.B..Smith,.General Partner

TRUST ACCOUNTS
(1)       ABC Trust.........................................          Jane.B..Doe,.Trustee
(2)       Jane B. Doe, Trustee u/t/d 12/28/78...............          Jane.B..Doe,.Trustee u/t/d/ 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1)       John B. Smith, Cust
          f/b/o John B. Smith, Jr. UGMA/UTMA................          John.B..Smith,.Custodian f/b/o/ John B.
                                                                      Smith Jr., UGMA/UTMA
(2)       Estate of John B. Smith...........................          John.B..Smith,.Jr.,
                                                                      Executor
                                                                      Estate of John B. Smith

                                    EXHIBIT A

                         FORM OF SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT made this 25 day of June, 2004 between New York Life Investment Management LLC, a Delaware limited liability company (the "Manager"), on behalf of The MainStay Funds (the "Trust"), and MacKay Shields LLC, a Delaware limited liability company (the "Subadviser").

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

         WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations; and

         WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

         WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to each Fund; and

         WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to a sub-adviser; and

         WHEREAS, the Manager wishes to retain the Subadviser to furnish certain investment advisory services to one or more of the series of the Trust, and the Subadviser is willing to furnish such services;

         NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Subadviser as follows:

                  1. Appointment. The Manager hereby appoints MacKay Shields LLC to act as sub-adviser to the series designated on Schedule A of this Agreement (the "Series") for the periods and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

                  In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Subadviser to render investment advisory services hereunder, they shall notify the Subadviser in writing. If the Subadviser is willing to render such services, it shall notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

                  2. Portfolio Management Duties. Subject to the supervision of the Trust's Board of Trustees and the Manager, the Subadviser will provide a continuous investment program for the Series' portfolio. The Subadviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadviser is hereby authorized to execute and perform such services on behalf of the Series. The Subadviser will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission (the "Commission"), as amended, copies of which shall be sent to the Subadviser by the Manager. The Subadviser further agrees as follows:

                  (a) The Subadviser will take all steps necessary to manage the Series so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

                  (b) The Subadviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees of which the Subadviser has been sent a copy, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, as supplemented or amended, of which the Subadviser has received a copy.

                  (c) On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadviser or any of its affiliates, the Subadviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in a manner that is fair and equitable in the judgment of the Subadviser in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board of Trustees.

                  (d) In connection with the purchase and sale of securities for the Series, the Subadviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Subadviser will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

                  (e) The Subadviser will monitor on a daily basis the determination by the portfolio accounting agent for the Trust of the valuation of portfolio securities and other investments of the Series. The Subadviser will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from, or identifies for review by, the Subadviser.

                  (f) The Subadviser will make available to the Trust and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Subadviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Subadviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

                  (g) The Subadviser will provide reports to the Trust's Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

                  (h) In rendering the services required under this Agreement, the Subadviser may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Subadviser may not retain as sub-adviser any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Manager, or the Subadviser, or any such company that is retained as sub-adviser, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Subadviser shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadviser, any sub-adviser that the Subadviser has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadviser's knowledge, in any material connection with the handling of Trust assets:

                           (i) been convicted, in the last ten (10) years, of
any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

                           (ii) been found by any state regulatory authority,
within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

                           (iii) been found by any federal or state regulatory
authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

                  3. Broker-Dealer Selection. The Subadviser is responsible for decisions to buy and sell securities and other investments for the Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Subadviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadviser or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadviser's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and with the Trust's Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1 of the 1940 Act, the Subadviser is further authorized to allocate the orders placed by it on behalf of the Series to the Subadviser if it is registered as a broker-dealer with the Commission, to its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Subadviser, or an affiliate of the Subadviser. Such allocation shall be in such amounts and proportions as the Subadviser shall determine consistent with the above standards, and the Subadviser will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

                  4. Disclosure about Subadviser. The Subadviser has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the Commission that contains disclosure about the Subadviser, and represents and warrants that, with respect to the disclosure about the Subadviser or information relating, directly or indirectly, to the Subadviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Subadviser is required to be registered.

                  5. Expenses. During the term of this Agreement, the Subadviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement, other than those listed below. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations including, but not limited to:

                  (a) the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust;

                  (b)      the fees and expenses of each Series which relate to
(A) the custodial function and the recordkeeping connected therewith, (B) the maintenance of the required accounting records of the Series not being maintained by the Manager, (C) the pricing of the Series' Shares, including the cost of any pricing service or services which may be retained pursuant to the authorization of the Trustees of the Trust, and (D) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series' Shares;

                  (c) the fees and expenses of the Trust's transfer and dividend disbursing agent, which may be the custodian, which relate to the maintenance of each shareholder account;

                  (d) the charges and expenses of legal counsel (including an allocable portion of the cost of maintaining an internal legal and compliance department) and independent accountants for the Trust;

                  (e) brokers' commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Series;

                  (f) all taxes and business fees payable by the Trust or the Series to federal, state or other governmental agencies;

                  (g) the fees of any trade association of which the Trust may be a member;

                  (h)      the cost of share certificates representing Series'
Shares;

                  (i) the fees and expenses involved in registering and maintaining registrations of the Trust and of its Shares with the Commission, registering the Trust as a broker or dealer and qualifying its Shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for filing under federal and state securities laws for such purposes;

                  (j) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

                  (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and

                  (l) any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

                  6. Compensation. For the services provided, the Manager will pay the Subadviser a fee, payable monthly, as described on Schedule A.

                  7. Seed Money. The Manager agrees that the Subadviser shall not be responsible for providing money for the initial capitalization of the Series.

                  8.       Compliance.

                  (a) The Subadviser agrees that it shall immediately notify the Manager and the Trust (1) in the event that the Commission has censured the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadviser further agrees to notify the Manager and the Trust immediately of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

                  (b) The Manager agrees that it shall immediately notify the Subadviser (1) in the event that the Commission has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

                  9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request, although the Subadviser may, at its own expense, make and retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

                  10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the Commission) in connection with any investigation or inquiry relating to this Agreement or the Trust.

                  11. Representations Respecting Subadviser. The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Subadviser, except with the prior permission of the Subadviser. The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadviser for its approval and the Subadviser has not commented within three (3) days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadviser shall not be deemed to have approved of the contents of such sales literature or other promotional material.

                  12. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserve the right to direct, approve, or disapprove any action hereunder taken on its behalf by the Subadviser.

                  13. Exclusivity. The Subadviser agrees that neither the Subadviser, nor any affiliate of the Subadviser, will enter into any management, advisory, or sub-advisory relationship with any investment company registered with the Commission, or series thereof, (the shares of which are sold primarily in the United States with a sales load through public retail distribution channels) having substantially the same investment objectives and policies as the Series and which utilizes the Subadviser's personnel or the same proprietary securities selection process used for the Series (a "Competing Fund") without the express written approval of the Manager. The Subadviser agrees to such exclusivity contingent upon the condition that within twelve (12) months from the date of commencement of operations of the Series (the "Commencement Date") the Series has assets of $100 million and within thirty-six (36) months from the Commencement Date, has assets of $250 million. Any and all management, advisory, sub-advisory or other relationships or agreements that the Subadviser or its affiliates have entered into or may enter into in the future in connection with the Series and any and all management, advisory, sub-advisory or other relationships or agreements that the Subadviser or its affiliates have entered into prior to the date of this Agreement are specifically exempted from the application of this section 13. In addition, if the Subadviser or any of its affiliates acquires an investment adviser, after the date of this Agreement, and such investment adviser serves, at that time, as the investment adviser to a Competing Fund, that Competing Fund shall be exempted from the application of this Section 13; provided that the Subadviser does not dedicate any of its personnel resources or the proprietary securities selection process used for the Series to the management of that Competing Fund.

                  14. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Subadviser, any affiliated person of the Subadviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadviser shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Subadviser's duties, or by reason of reckless disregard of the Subadviser's obligations and duties under this Agreement.

                  15.      Indemnification.

                  (a) The Manager agrees to indemnify and hold harmless the Subadviser, any affiliated person of the Subadviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Subadviser (all of such persons being referred to as "Subadviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Subadviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, (1) arising in connection with the Subadviser's service to the Trust or (2) based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Subadviser Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

                  (b) Notwithstanding Section 14 of this Agreement, the Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of
Section 15 of the 1933 Act, controls ("controlling person") the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadviser's responsibilities as Subadviser of the Series which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Subadviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadviser, (2) may be based upon a failure to comply with Section 2, Paragraph
(a) of this Agreement, or (3) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Subadviser or any affiliated person of the Subadviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadviser Indemnified Person unless such Subadviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadviser Indemnified Person (or after such Subadviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Subadviser Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Subadviser Indemnified Person, adequately represent the interests of the Subadviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadviser Indemnified Person. The Subadviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on, or settle the litigation, without the prior written consent of the Subadviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadviser Indemnified Person.

                  (d)      The Subadviser shall not be liable under Paragraph
(b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadviser of any such claim shall not relieve the Subadviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadviser assumes the defense of any such action and the selection of counsel by the Subadviser to represent both the Subadviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadviser will, at its own expense, assume the defense with counsel to the Subadviser and, also at its own expense, with separate counsel to the Manager Indemnified Person which counsel shall be satisfactory to the Subadviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

                  16. Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for one (1) year from the date first indicated above, except with respect to any series of the Trust added to Schedule A of this Agreement after June 25, 2004, for an initial period of two years from the date that such series is added, and continue on an annual basis thereafter with respect to the Series; provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series, and
(b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The Subadviser shall not provide any services for a Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty
(60) days' written notice to the Subadviser and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Subadviser, or (c) by the Subadviser at any time without penalty, upon sixty
(60) days' written notice to the Manager and the Trust. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Subadviser, although the Subadviser may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the sections numbered 2(f), 9, 10, 11, 14, 15, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this section 16.

                  17. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

                  18.      Use of Name.

                  (a) It is understood that the name MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadviser has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Subadviser shall forthwith cease to use such name (or derivative or logo).

                  (b) It is understood that the name MacKay Shields LLC or any derivative thereof or logo associated with that name is the valuable property of the Subadviser and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust with the approval of the Subadviser and for so long as the Subadviser is a Subadviser to the Trust and/or the Series. Upon termination of this Agreement between the Trust, the Manager, and the Subadviser, the Trust shall forthwith cease to use such name (or derivative or logo).

                  19. Amended and Restated Declaration of Trust. A copy of the Amended and Restated Declaration of Trust for the Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Amended and Restated Declaration of Trust has been executed on behalf of the Trust by the Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

                  20. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New

Jersey 07054; or (2) to the Subadviser at 9 West 57th Street, 33rd Floor, New York, New York 10019.

                  21.      Miscellaneous.

                  (a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the Commission thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

                  (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  (c) To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

                  (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

                  (e) Nothing herein shall be construed as constituting the Subadviser as an agent of the Manager, or constituting the Manager as an agent of the Subadviser.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                         NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:_________________________         By:___________________________________
Name:                                    Name:
Title:                                   Title:

                                         MACKAY SHIELDS LLC

Attest:_________________________
Name:                                    By:___________________________________
Title:                                   Name:
                                         Title:

                                   SCHEDULE A

SERIES                              ANNUAL RATE

Small Cap Value Fund                _______

                                    EXHIBIT B

                   ADDITIONAL INFORMATION ABOUT MACKAY SHIELDS

Please find below information about each series of a registered investment company advised by MacKay Shields that has investment objectives similar to the Fund.

                                                                                               FEE RATE
                                                                 NET ASSETS               (AS A % OF AVERAGE
                 FUND                                         (AS OF 12/31/03)             DAILY NET ASSETS)
============================================================================================================
MainStay Small Cap Growth Fund                                      _____                       0.50%
MainStay VP Small Cap Growth Portfolio                              _____                       0.50%

Please find below a list of other series of registered investment companies for which MacKay Shields serves as sub-adviser to NYLIM.

MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Convertible Fund
MainStay Diversified Income Fund
MainStay Global High Income Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Intermediate Term Bond Fund
MainStay International Bond Fund
MainStay International Equity Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Value Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Small Cap Growth Fund
MainStay Strategic Value Fund
MainStay Tax Free Bond Fund
MainStay Total Return Fund
MainStay Value Fund
MainStay VP Capital Appreciation Portfolio
MainStay VP Cash Management Portfolio
MainStay VP Convertible Portfolio
MainStay VP Government Portfolio
MainStay VP High Yield Corporate Bond Portfolio
MainStay VP International Equity Portfolio
MainStay VP Mid Cap Value Portfolio
MainStay VP Mid Cap Growth Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Total Return Portfolio
MainStay VP Value Portfolio

                                   APPENDIX A
                                   PROXY CARD

                               THE MAINSTAY FUNDS
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                        THE MAINSTAY SMALL CAP VALUE FUND
                           TO BE HELD ON JUNE 16, 2004

The undersigned shareholder of the MainStay Small Cap Value Fund ("Fund"), a series of The MainStay Funds ("Trust"), hereby constitutes and appoints Robert
A. Anselmi, Patrick J. Farrell and Michael Hession, or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Fund held in his or her name on the books of the Fund and which he or she is entitled to vote at the Special Meeting of Shareholders of the Fund, to be held at the NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on June 16 2004, beginning at 11:00 a.m. eastern time, and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Fund and the Proxy Statement dated __________, 2004.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

[ ]  Please check this box if you plan to attend the Special Meeting

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE: [X]

                                                          FOR                 AGAINST
-------------------------------------------------------------------------------------
PROPOSAL: To approve a new                                [ ]                   [ ]
Sub-Advisory Agreement between New
York Life Investment Management LLC
and MacKay Shields LLC ("MacKay
Shields") to appoint MacKay Shields as
the sub-adviser to the Fund.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

         Your proxy is important to assure a quorum at the Special Meeting of Shareholders of the MainStay Small Cap Value Fund whether or not you plan to attend the Special Meeting in person. You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote in person.

Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

Signature(s):______________________________             Date: _______, 2004

Signature(s):______________________________             Date: _______, 2004

NOTE: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.